UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2021

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

Texas	001-16317	95-4079863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 E. 5th Street, Suite 300

Fort Worth, Texas

(Address of Principal Executive Offices)

76102

(Zip code)

(817) 529-0059

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 per share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of the Stockholders of the Company was held on June 30, 2021, exclusively via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/MCF2021. The following are the final voting results and a brief description of each matter submitted to the Company’s stockholders at that meeting. Each proposal is described in more detail in the 2021 Proxy.

Proposal 1: Election of Directors. The stockholders of the Company elected each of the seven director nominees nominated by the Company’s Board of Directors, as follows: John C. Goff, Wilkie S. Colyer, Jr., B.A. Berilgen, Lon McCain, Janet Pasque, Joseph J. Romano and Karen Simon were elected as directors and are eligible to serve a one-year term until the 2022 annual meeting.

The following is a tabulation of the voting results with respect to each director nominee:

Director	Votes For	Voted Against	Broker Non-Votes	Abstain
John C. Goff	90,386,281	3,515,206	34,079,066	16,373
Wilkie S. Colyer, Jr.	93,671,673	229,052	34,079,066	17,435
B.A. Berilgen	89,347,292	4,555,209	34,070,066	15,359
Lon McCain	88,686,214	5,215,242	34,079,066	16,404
Janet Pasque	93,600,427	185,080	34,079,066	132,353
Joseph J. Romano	81,871,758	12,026,345	34,079,066	19,757
Karen Simon	93,609,236	186997	34,079,066	121,627

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by the following vote:

For	Against	Abstain	Broker Non-Votes
127,367,280	520,915	108,731	—

Proposal 3: The Compensation Advisory Vote. The Company’s Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
92,402,937	1,428,294	86,629	34,079,066

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: July 1, 2021	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial and Accounting Officer